Exhibit 4.1
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7.875% SERIES A CUMULATIVE                      ANNALY MORTGAGE MANAGEMENT, INC.
REDEEMABLE PREFERRED STOCK

     NUMBER                                                        SHARES
                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND

                                 SEE REVERSE FOR
                               CERTAIN DEFINITIONS
                                                               CUSIP 035710 50 8

THIS CERTIFIES THAT ____________________________________________ is the owner of
_________________________________________________ FULLY PAID AND NONASSESSABLE
SHARES OF THE 7.875% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK, $0.01 PAR
                         VALUE, OF CERTIFICATE OF STOCK

                        ANNALY MORTGAGE MANAGEMENT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                   [SEAL OF ANNALY MORTGAGE MANAGEMENT, INC.]
       /s/ Jennifer A. Stephens                 /s/ Michael A.J. Farrell
            SECRETARY                      CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                           AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
    MELLON INVESTOR SERVICES, LLC
         TRANSFER AGENT AND REGISTRAR
BY

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            THE SHARES OF CAPITAL  STOCK  REPRESENTED  BY THIS  CERTIFICATE  ARE
SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE COMPANY'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE COMPANY'S ARTICLES OF AMENDMENT AND RESTATEMENT PROVIDE THAT ANY SALE, TRANSFER, GIFT, ASSIGNMENT, DEVICE OR OTHER DISPOSITION OF CAPITAL STOCK OF THE COMPANY THAT, IF EFFECTIVE, WOULD RESULT IN ANY PERSON OR ENTITY BENEFICIALLY OWNING IN EXCESS OF 9.8%, IN NUMBER OF SHARES OR VALUE, OF ANY CLASS OF OUTSTANDING CAPITAL STOCK OF THE COMPANY, SHALL BE VOID AB INITIO AS TO THE TRANSFER OF SUCH SHARES OF CAPITAL STOCK REPRESENTING BENEFICIAL OWNERSHIP OF SHARES OF ANY CLASS OF CAPITAL STOCK IN EXCESS OF SUCH OWNERSHIP LIMIT, AND THE INTENDED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN SUCH SHARES OF CAPITAL STOCK.

      THE COMPANY WILL FURNISH TO ANY STOCKHOLDER OF THE COMPANY UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (1) THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE; AND (2) WITH RESPECT TO THE CLASSES OF STOCK WHICH MAY BE ISSUED IN SERIES, A FULL STATEMENT OF (A) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET; AND (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common               UNIF GIFT MIN ACT-
TEN ENT -- as tenants by the entireties       ............ Custodian............
JT TEN  -- as joint tenants with right of       (Cust)               (Minor)
           survivorship and not as tenants    Under Uniform Gifts to Minors
           in common                          Act...............................
                                                           (State)

     Additional abbreviations may also be used though not in the above list.

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FOR VALUE RECEIVED, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
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___________________________________________________________________Shares of the
7.875% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________Attorney   to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________


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                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.